UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2012
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 24, 2012, Roger O. Goldman accepted an offer from the Board of Directors (the “Board”) of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) to serve as independent Lead Director, effective November 1, 2012 and extending for a period of three years.

A copy of the letter agreement between Seacoast and Mr. Goldman outlining his duties and compensation is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On October 25, 2012, Seacoast issued a press release announcing the appointment of Mr. Goldman as Lead Director. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description
10.1	Letter Agreement dated October 24, 2012 between Seacoast and Roger O. Goldman
99.1	Press release dated October 25, 2012 announcing the appointment of Roger O. Goldman as Lead Director of Seacoast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:	October 29, 2012	By:	/s/ Dennis S. Hudson, III
Name: Dennis S. Hudson, III
Title: Chairman & CEO